Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE
Trinity Industries, Inc. Announces Executive Management Realignment;
Provides COVID-19 Business Update and
Affirms Financial Strength

Dallas, Texas - March 27, 2020 - Trinity Industries, Inc. (NYSE: TRN) today announced a realignment of responsibilities for some of its most senior executives, effective April 1, 2020.
Specifically:

•
Eric R. Marchetto has been appointed Trinity’s Chief Financial Officer succeeding Melendy E. Lovett, who will return to her previous position as Chief Administrative Officer. The role of Group President, TrinityRail will be discontinued.

•	W. Relle Howard, currently Vice President and Chief Administrative Officer will return to his previous role as the Company’s Chief Information Officer.
E. Jean Savage, Chief Executive Officer and President at Trinity Industries commented, “This management realignment is the first step in implementing a new organizational design developed over the past few months which is aligned with the Company’s commitment to optimizing the rail platform in order to drive our financial performance to new levels. Trinity is transitioning our business model from a holding company structure to an operating structure. This new structure will align our organization to be more effective and efficient and to better serve our customers.”
Ms. Savage continued, “Eric previously served as Chief Financial Officer of TrinityRail, and has a wealth of financing and industry knowledge critical to managing the business through this important period. I am thankful to Melendy for stepping into the CFO role post spinoff and working to establish important financial goals for the Company to continue to execute against. I’m happy she has agreed to return as Trinity’s Chief Administrative Officer, where she will continue her focus on optimizing both our organization and operations. Additionally, Brian Madison, President TrinityRail Leasing and Management Services, Paul Mauer, President Trinity Rail Products, and Gregg Mitchell, Trinity Rail Chief Commercial Officer will now report to me. This team is extremely well aligned in Trinity’s goal to unlock value for our shareholders and customers and capture the synergies inherent in our integrated rail platform.”
Business Update
In light of the uncertain impact of COVID-19 and the rapidly evolving nature of this situation, Trinity also announced today it has withdrawn the fiscal year 2020 guidance provided on the Company’s year-end earnings call on February 19, 2020 and related earnings press release.
“This is a challenging business environment, and we are thoughtfully managing through the COVID-19 pandemic to maintain business continuity,” said Ms. Savage. “Rail transportation in North America has been deemed critical by the United States government to moving essential goods and commodities to market, and we are taking necessary precautions to protect our thousands of employees while serving the customers that rely on us. Until we have greater visibility into the impact of COVID-19 on the North American economy and the significant price declines in the global crude oil market, we believe it is prudent to withdraw our annual guidance. However, Trinity remains committed to the previously announced $25 million to $30 million SE&A cost reduction target for 2020 and expects additional savings over time. We anticipate providing an update on our business and financial outlook to investors in conjunction with our first quarter earnings results. While we are not able to estimate the ultimate impact of COVID-19 and the decline in crude oil prices on demand for railcars and our businesses at this time, we anticipate that these events will have a negative and potentially material impact on our financial performance in the near term.”
Ms. Savage continued, “This being said, we remain confident in our strong balance sheet and expect to generate positive cash flow, make disciplined investments in our business, and return capital to shareholders in 2020 as a result of the resiliency of Trinity’s platform performance through the railcar cycle and alignment with our long-term strategy. We regularly review our financial forecasts and stress test various business performance scenarios. Trinity’s balance sheet is in good shape, with no debt maturities occurring for the remainder of 2020, and our non-recourse leasing debt is secured by the railcars and associated cash flows of the leased assets. Currently, over 80% of our leasing customers operate in industries deemed critical by the federal government, and these industries have largely been exempted from recent local and state ‘shelter in place’ orders. We believe the cash flow generation from Trinity’s rail platform combined with our existing committed credit lines should provide ample liquidity to maintain our operations and continue to offer premier transportation solutions to our customers. As of the end of the fourth quarter, we had approximately $1 billion in liquidity and have strong financial banking relationships, leaving us significant flexibility to take advantage of opportunities the market disruption could present to drive long-term value creation.

About Trinity Industries
Trinity Industries, Inc., headquartered in Dallas, Texas, owns businesses that are leading providers of rail transportation products and services in North America. Our rail-related businesses market their railcar products and services under the trade name TrinityRail®. The TrinityRail platform provides railcar leasing and management services, as well as railcar manufacturing, maintenance and modifications. Trinity also owns businesses engaged in the manufacture of products used on the nation’s roadways and in traffic control, as well as a logistics business that primarily provides support services to Trinity. Trinity reports its financial results in three principal business segments: the Railcar Leasing and Management Services Group, the Rail Products Group, and the All Other Group. For more information, visit: www.trin.net.
Some statements in this release, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “projected,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10-Q, and Trinity’s Current Reports on Form 8-K.

Investor & Media Contact:
Jessica Greiner
Vice President, Investor Relations and Communications
Trinity Industries, Inc.

(Investors) 214/631-4420
(Media Line) 214/589-8909